UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23966

Booster Income Opportunities Fund

(Exact name of registrant as specified in charter)

1745 S Naperville Rd. Suite 200, Wheaton IL	60189
(Address of principal executive offices)	(Zip code)

Ultimus Fund Solutions, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant’s telephone number, including area code:	404-736-7802

Date of fiscal year end:	8/31

Date of reporting period:	8/31/25

Item 1. Reports to Stockholders.

(a)

Booster Income Opportunities Fund

Symbol: BAMIX

www.boosterincomefund.com

Annual Report

and Additional Information

August 31, 2025

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. This and other information is contained in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money. Fund shares are not FDIC insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal. You may find the prospectus documents for free by calling toll-free (+1-833-510-8133) or visiting www.boosterincomefund.com.

Distributed by Northern Lights Distributors, LLC.

Performance Overview

Since its launch on November 15, 2024, the Fund has generated a total return of 3.91% (NAV), with net assets reaching $228 million by the end of the period. For comparison, the Bloomberg U.S. Aggregate Bond Index returned 4.90% and the ICE BofA U.S. High Yield Index gained 6.66% over the same timeframe. The Fund’s relative underperformance was primarily driven by onboarding delays with custodians and elevated cash balances from rapid inflows, which created temporary drag before the portfolio was fully deployed.

The Fund did not purchase its first structured note until February 26, 2025, leaving early assets in cash equivalents. From March through August, subscriptions accelerated, increasing from inception to $228 million. While this positioned the Fund for scale, the timing meant that new cash was often waiting to be invested, weighing on reported returns relative to fully invested benchmarks.

Importantly, the Fund was able to capitalize on a period of heightened volatility in April, purchasing new issues with coupon rates in the 16% range. These securities established a strong income foundation, though subsequent inflows were deployed at lower prevailing coupon levels of roughly 11–13%, diluting the overall impact.

Performance during the period was also shaped by the Fund’s exposure to fixed coupon notes linked to the Dow Jones Industrial Average (INDU), S&P 500® Index (SPX), Russell 2000® Index (RTY), Nasdaq-100® Index (NDX), and Euro Stoxx 50® Index (SX5E). Equity markets were broadly constructive, which supported the performance of existing notes, while the Fund’s ability to select underlying indices with lower correlations enabled it to secure more attractive coupon levels. Stable credit spreads and a still-elevated but moderating rate environment further supported attractive new-issue coupons and reinvestment opportunities.

Market Environment

From November 2024 to August 2025, U.S. equity markets were influenced by a blend of volatility and resilience. Early in 2025, markets experienced a significant downturn, with the S&P 500 falling almost 20% following the Trump administration’s April 2 announcement of new tariff policies. However, markets quickly recovered, with the S&P 500 rebounding nearly 30% after tariff implementation was delayed and markets adjusted to the new trade environment. This recovery was bolstered by strong second-quarter corporate earnings and new tax-cut legislation in July, which boosted investor optimism. Throughout this period, growth stocks—particularly those tied to artificial intelligence (AI)—outperformed, while consumer sentiment weakened initially due to tariff concerns.

1745 S Naperville Rd, Suite 200    |    Wheaton, IL 60189    |   P+ 630.653.1400    |   F+ 630.653.4925   |   boosterincomefund.com

The fixed-income market also saw notable movements, with yields fluctuating as investors weighed the impact of trade policies and shifting monetary policy expectations. The Federal Reserve, which had already cut rates in late 2024, signaled a more deliberate approach to future cuts, impacting shorter-term yields. Despite the volatility, bond markets proved resilient, with investment-grade corporate credit spreads reaching multi-decade lows. Fixed income also benefited from its traditional role as a hedge against economic slowdowns. The primary factor influencing both equity and bond markets was the uncertainty surrounding new tariff policies, which led to a brief but sharp market decline and a subsequent recovery as investors digested the new economic reality.

Portfolio Positioning

The Fund is positioned in a laddered portfolio of fixed coupon structured notes issued by leading global banks. Holdings are diversified by issuer, structure, and underlying indices, including the Dow Jones Industrial Average (INDU), S&P 500® (SPX), Russell 2000® (RTY), Nasdaq-100® (NDX), and Euro Stoxx 50® (SX5E). Risk management emphasizes downside protection to mitigate sensitivity to equity market declines, supported by diversification and disciplined position sizing. During the period, the Fund participated actively in the primary market to lock in attractive coupons—especially during episodes of volatility.

Derivatives Exposure & Impact on Performance

The Fund invests exclusively in fixed coupon structured notes, except for cash equivalents, whose design inherently includes embedded derivatives—primarily options linked to major equity indices such as INDU, SPX, RTY, NDX, and SX5E. These features are integral to the notes, as they help establish coupon rates, redemption conditions, and downside protection, but they operate within the broader framework of the instrument. While derivatives contributed to results during the period, their role should be viewed in the context of the overall note construction, which provided shareholders with consistent fixed-coupon income alongside measured exposure to equity market movements. Importantly, the Fund’s derivative exposure was limited to these embedded features and was not employed for speculative purposes or leverage.

1745 S Naperville Rd, Suite 200    |    Wheaton, IL 60189    |   P+ 630.653.1400    |   F+ 630.653.4925   |   boosterincomefund.com

Booster Income Opportunities Fund

PORTFOLIO REVIEW (Unaudited)

August 31, 2025

The Fund’s Performance Figures for the Period Ending August 31, 2025 Compared to Its Benchmarks:

Average Annual Return Since Inception (a)
Booster Income Opportunities Fund:
Class Y *	3.91%
Bloomberg U.S. Aggregate Bond Index	4.90%
Bloomberg U.S. Corporate High Yield Index	6.66%

*	Class Y commenced operations on November 15, 2024.
(a)	Total returns are calculated based on unadjusted NAVs. Total returns for periods less than one year are not annualized.

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through’s), ABS, and CMBS. The Bloomberg U.S. Aggregate Bond Index rolls up into other Bloomberg Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. Investors cannot invest directly in an index or benchmark.

The Bloomberg US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the indices’ EM country definition, are excluded. The US Corporate High Yield Index is a component of the US Universal and Global High Yield Indices. Investors cannot invest directly in an index or benchmark.

The performance data quoted here is historical in nature. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expense, including underlying funds, is estimated to be 2.05% before fee waivers, per the Fund’s November 8, 2024 prospectus, for Class Y. After fee waivers, the Fund’s total annual operating expenses, excluding acquired fund fees and expenses, is estimated to be 1.95%, for Class Y. The performance data does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares. For performance information current to the most recent month-end, please call 1-833-510-8133.

Comparison of the Change in Value of a $10,000 Investment

Portfolio Analysis as of August 31, 2025
Sector	Percent of Net Assets
Structured Notes	79.4%
Short-Term Investment	18.4%
Other Assets In Excess of Liabilities	2.2%
Total	100.0%

Booster Income Opportunities Fund

PORTFOLIO OF INVESTMENTS

August 31, 2025

Principal Amount ($)		Reference Asset	Coupon Rate (%)	Maturity Date	Fair Value
	STRUCTURED NOTES - 79.4%
	INSTITUTIONAL FINANCIAL SERVICES - 79.4%
3,000,000	Bank of Montreal Structured Note(b)	SPX, RTY, NDX	12.35%	4/6/2026	$3,029,430
600,000	Bank of Montreal Structured Note(b)	SPX, RTY, NDX	16.00%	4/14/2026	605,850
6,500,000	Bank of Montreal Structured Note(b)	SX5E, RTY, NDX	12.75%	8/28/2026	6,466,200
5,000,000	Barclays Bank plc Structured Note(b)	INDU, RTY, SPX	12.65%	6/10/2026	5,080,350
3,570,000	BNP Paribas Structured Note(b)	SPX, RTY, NDX	16.60%	4/22/2026	3,612,019
5,000,000	BNP Paribas Structured Note(b)	INDU, RTY, NDX	12.65%	8/12/2026	5,053,500
13,000,000	BofA Finance LLC Structured Note(b)	SPX, RTY, NDX	11.65%	3/5/2026	13,040,469
3,000,000	BofA Finance LLC Structured Note(b)	SPX, RTY, NDX	11.75%	3/11/2026	3,008,400
5,000,000	BofA Finance LLC Structured Note(b)	SPX, RTY, NDX	12.80%	7/22/2026	5,003,000
7,000,000	BofA Finance LLC Structured Note(b)	SPX, RTY, SX5E	12.90%	7/30/2026	7,009,100
10,000,000	BofA Finance LLC Structured Note(b)	SPX, RTY, NDX	11.75%	8/10/2026	10,010,000
14,000,000	BofA Finance LLC Structured Note(b)	SX5E, RTY, NDX	13.15%	8/28/2026	13,941,200
8,500,000	Citigroup Global Markets Holdings Inc. Structured Note (b)	SPX, RTY, NDX	11.80%	3/6/2026	8,526,452
7,430,000	Citigroup Global Markets Holdings Inc. Structured Note (b)	SPX, RTY, NDX	12.95%	3/19/2026	7,437,237
5,000,000	Citigroup Global Markets Holdings Inc. Structured Note(b)	SPX, RTY, NDX	12.45%	7/14/2026	4,975,500
6,000,000	Citigroup Global Markets Holdings Inc. Structured Note(b)	SPX, RTY, SX5E	13.10%	7/21/2026	5,984,400
10,000,000	Citigroup Global Markets Holdings Inc. Structured Note(b)	SPX, RTY, SX5E	11.60%	8/3/2026	9,845,000
12,500,000	Citigroup Global Markets Holdings Inc. Structured Note(b)	INDU, RTY, NDX	11.85%	8/17/2026	12,353,750
5,000,000	Credit Agricole Corporate & Investment Bank S.A. Structured Note(b)	SPX, RTY, NDX	12.60%	7/9/2026	5,008,000
5,000,000	Credit Agricole Corporate & Investment Bank S.A. Structured Note(b)	SX5E, RTY, NDX	13.20%	8/26/2026	5,000,000
5,000,000	Goldman Sachs Bank USA Structured Note(b)	SPX, RTY, NDX	13.00%	6/24/2026	5,032,500
9,500,000	HSBC USA Inc. Structured Note (b)	INDU, RTY, NDX	12.00%	8/19/2026	9,421,150
1,670,000	JPMorgan Chase Financial Company, LLC Structured Note(b)	SPX, RTY, NDX	11.50%	3/25/2026	1,719,332
5,000,000	JPMorgan Chase Financial Company, LLC Structured Note(b)	INDU, RTY, NDX	12.20%	8/12/2026	4,982,000
6,000,000	Nomura America Finance LLC Structured Note(b)	INDU, RTY, NDX	11.80%	8/20/2026	5,986,200
5,000,000	RBC Capital Markets, LLC Structured Note(b)	SPX, RTY, NDX	11.65%	6/25/2026	4,995,320
7,000,000	Societe Generale S.A. Structured Note(b)	SPX, RTY, NDX	12.65%	7/30/2026	6,870,500
3,000,000	UBS AG Strucured Note(b)	SPX, RTY, NDX	10.05%	5/22/2026	3,031,680
2,000,000	UBS AG Strucured Note(b)	SPX, RTY, NDX	12.20%	5/22/2026	2,028,240
5,000,000	UBS AG Strucured Note(b)	INDU, RTY, NDX	12.20%	8/26/2026	4,971,500
	TOTAL STRUCTURED NOTES (Cost $181,828,683)				184,028,279

Shares
	SHORT-TERM INVESTMENT - 18.4%
	MONEY MARKET FUND - 18.4%
42,682,276	First American Government Obligations Fund Class X, 4.22% (Cost $42,682,276)(a)				42,682,276
	TOTAL SHORT-TERM INVESTMENT

	TOTAL INVESTMENTS - 97.8% (Cost $224,510,959)				$226,710,555
	OTHER ASSETS IN EXCESS OF LIABILITIES - 2.2%				5,216,247
	NET ASSETS - 100.0%				$231,926,802

INDU		The Dow Jones Industrial Average (DJIA) is often referenced by the ticker symbol INDU. It is a price-weighted index of 30 prominent U.S. blue-chip stocks from various industries, excluding transportation and utilities. Investors cannot invest directly in an index.
LLC		Limited Liability Company
NDX	-	The Nasdaq Composite is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. Along with the Dow Jones Industrial Average and S&P 500, it is one of the three most-followed stock market indices in the United States. Investors cannot invest directly in an index.
RTY	-	The Russell 2000 Index, often referred to as RTY, is a stock market index that tracks the performance of 2,000 of the smallest companies in the Russell 3000 Index. It’s widely considered a key indicator of the U.S. small-cap stock market. Investors cannot invest directly in an index.
SPX	-	SPX refers to the Standard & Poor’s 500 Index, which is a stock market index that measures the performance of 500 large listed companies in the United States. The S&P 500 index is widely regarded as one of the best measures of the overall performance of the US stock market. Investors cannot invest directly in an index.

(a)		Rate disclosed is the seven day effective yield as of August 31, 2025.
(b)		Fixed coupon is payable monthly, assuming the note has not been called.

The accompanying notes are an integral part of these financial statements.

Booster Income Opportunities Fund

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2025

Assets:
Investments in Securities at Value (identified cost $224,510,959)	$226,710,555
Receivable for Fund Shares Sold	4,567,054
Interest Receivable	968,072
Prepaid Expenses and Other Assets	28,574
Total Assets	232,274,255

Liabilities:
Accrued Advisory Fees	195,323
Accrued Distribution/Shareholder Servicing Fees	86,368
Payable to Related Parties	10,606
Other Accrued Expenses	55,156
Total Liabilities	347,453

Net Assets	$231,926,802

Composition of Net Assets:
Net Assets consisted of:
Paid-in-Capital	$229,736,141
Accumulated Earnings	2,190,661
Net Assets	$231,926,802

Class Y Shares
Net Assets	$231,926,802
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	23,232,292
Net Asset Value, Offering and Redemption Price Per Share (Net Assets divided by shares outstanding)	$9.98

The accompanying notes are an integral part of these financial statements.

Booster Income Opportunities Fund

STATEMENT OF OPERATIONS

For the Period Ended August 31, 2025*

Investment Income:
Interest Income	$2,068,157
Total Investment Income	2,068,157

Expenses:
Investment Advisory Fees	584,645
Administration Fees	105,949
Incentive Fees	684,515
Shareholder Servicing Fees
Class Y	116,929
Transfer Agent Fees	34,677
Trustees’ Fees	31,677
Legal Fees	29,066
Audit Fees	24,314
Printing Expense	14,206
Fund Accounting Fees	13,742
Custody Fees	12,258
Registration & Filing Fees	12,015
Insurance Expense	6,235
Miscellaneous Expenses	7,555
Total Expenses	1,677,783
Less: Fees Waived/Reimbursed by Advisor	(115,841)
Less: Voluntarily Waived Incentive Fees by Advisor	(609,041)
Net Expenses	952,901

Net Investment Income	1,115,256

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	641,249
Net Change in Unrealized Depreciation on Investments	2,199,596
Net Realized and Unrealized Loss on Investments	2,840,845

Net Increase in Net Assets Resulting From Operations	$3,956,101

*	The Booster Income Opportunities Fund commenced operations on November 15, 2024.

The accompanying notes are an integral part of these financial statements.

Booster Income Opportunities Fund

STATEMENT OF CHANGES IN NET ASSETS

For the Period Ended August 31, 2025 *
Operations:
Net Investment Income	$1,115,256
Net Realized Gain on Investments	641,249
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,199,596
Net Increase in Net Assets Resulting From Operations	3,956,101

Distributions to Shareholders From:
Distributions Paid From Earnings
Class Y	(1,777,455)
Return of Capital
Class Y	(1,984,766)
Total Distributions to Shareholders	(3,762,221)

From Shares of Beneficial Interest Transactions:
Class Y
Proceeds from Shares Issued	232,553,361
Distributions Reinvested	216,825
Cost of Shares Redeemed	(1,037,264)
Total Class Y	231,732,922

Total From Shares of Beneficial Interest Transactions	231,732,922

Total Increase in Net Assets	231,926,802

Net Assets:
Beginning of Period	-
End of Period	$231,926,802

SHARE ACTIVITY:
Class Y
Shares Issued	23,315,175
Shares Reinvested	21,768
Shares Redeemed	(104,651)
Net Increase in Shares of Beneficial Interest	23,232,292

*	The Booster Income Opportunities Fund commenced operations on November 15, 2024.

The accompanying notes are an integral part of these financial statements.

Booster Income Opportunities Fund - Class Y

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Period Ended August 31, 2025 (a)
Net Asset Value, Beginning of Period	$10.00
Increase From Operations:
Net investment income (b)	0.19
Net loss from investments (both realized and unrealized)	0.19
Total from operations	0.38

Less Distributions:
From net investment income	(0.19)
From return of capital	(0.21)
Total Distributions	(0.40)

Net Asset Value, End of Period	$9.98	(f)

Total Return (c)	3.91	%(f)(g)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$231,927
Ratio to average net assets:
Expenses, Gross (d)(i)	3.54	%(h)
Expenses, Net of Reimbursement (d)(i)	2.01	%(h)
Net investment income, Net of Reimbursement (d)(e)	2.35	%(h)
Portfolio turnover rate	46.48	%(g)

(a)	The Booster Income Opportunities Fund Class Y commenced operations on November 15, 2024.
(b)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends, returns of capital and capital gains distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.
(d)	Does not include expenses of other investment companies in which the Fund invests.
(e)	Recognition of investment income is affected by timing of and declaration of dividends by the underlying investment companies in which the Fund invests.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(g)	Not annualized.
(h)	Annualized.
(i)	Ratios to average net assets (excluding incentive fee)

Expenses, Gross	3.38%
Expenses, Net of Reimbursement	1.85%

The accompanying notes are an integral part of these financial statements.

Booster Income Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

August 31, 2025

1.	ORGANIZATION

Booster Income Opportunities Fund (the “Fund”), was organized as a Delaware statutory trust on April 30, 2024 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund making quarterly repurchases of no less than 5% of its outstanding shares at NAV. The Fund’s investment objective is to seek high current income and attractive risk-adjusted returns. The Fund pursues its investment objective by strategically investing primarily in structured notes.

Booster Asset Management, LLC (the ‘‘Adviser’’) serves as the Fund’s investment adviser. Brookstone Asset Management, LLC (the “Sub-Adviser”) serves as the Fund’s sub-adviser.

The Fund will engage in a continuous offering of shares of beneficial interest of Class Y shares, which commenced operations on November 15, 2024, at the prevailing net asset value (“NAV”), which will not be subject to an upfront sales charge, distribution fee or contingent deferred sales charges. Class Y shares are subject to a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Operating Segments – The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is comprised of the portfolio manager, Chief Executive Officer and Chief Financial Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

Valuation of Structured Notes – Structured notes are notes where the principal and/or interest rate or value of the structured note is determined by reference to the performance of an underlying reference asset. Underlying reference assets may include a security, a basket of equity securities, a market index or a commodity. Structured notes are fair valued based on market quotations supplied by an independent pricing source.

Security Valuation – Readily marketable portfolio securities listed on a public exchange are valued at their current market values determined on the basis of market quotations obtained from independent pricing services approved by the Board. Such quotes typically utilize official closing prices, generally the last sale price, reported to the applicable securities exchange if readily available. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected by the exchange representing the principal market for such securities. Securities trading on NASDAQ are valued at NASDAQ official closing price. If market or dealer quotations are not readily available or deemed unreliable, the Adviser will determine in good faith, the fair value of such securities. For securities that are fair valued in the ordinary course of Fund operations, the Board has designated the performance of fair value determinations to the Adviser as valuation designee, subject to the Board’s oversight. The Adviser has established a Valuation Committee to help oversee the implementation of procedures for fair value determinations. In determining the fair value of a security for

Booster Income Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

August 31, 2025

which there are no readily available market or dealer quotations, the Adviser and the Valuation Committee, will take into account all reasonably available information that may be relevant to a particular security including, but not limited to: pricing history, current market level, supply and demand of the respective security; the enterprise value of the portfolio company; the portfolio company’s ability to make payments and its earnings and discounted cash flow, comparison to the values and current pricing of publicly traded securities that have comparable characteristics; comparison to publicly traded securities including factors such as yield, maturity, and credit quality; knowledge of historical market information with respect to the security; fundamental analytical data, such as periodic financial statements, and other factors or information relevant to the security, issuer, or market. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the Adviser as its valuation designee (the “Valuation Designee”). The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurement. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of August 31, 2025 for the Fund’s assets measured at fair value:

Assets*	Total	Level 1	Level 2	Level 3
Structured Notes	$184,028,279	$-	$184,028,279	$-
Short-Term Investment	42,682,276	42,682,276	-	-
Total	$226,710,555	$42,682,276	$184,028,279	$-

*	Refer to the Portfolio of Investments for industry classifications.

The Fund held no Level 3 securities as of August 31, 2025.

The Fund had no unfunded commitments as of the period ended August 31, 2025.

Booster Income Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

August 31, 2025

Structured Note Risk – The Fund will primarily invest in structured notes. The structured notes may include investments in structured products, securitizations, and other asset-backed securities. Among other risks, the notes (i) are subject to the risks associated with the underlying assets; (ii) will often be leveraged, which will generally magnify the opportunities for gain and risk of loss; (iii) are highly complex, which may cause disputes as to their terms and impact the valuation and liquidity of such positions; and (iv) often contain significant obstacles to asserting “putback” or similar claims against the notes.

These instruments are notes where the principal and/or interest rate or value of the structured note is determined by reference to the performance of an underlying reference asset. Underlying reference assets may include a security or other financial instrument though the Fund primarily invests in structured notes that reference the performance of a particular underlying equity security. The Fund may also invest in structured notes that reference the performance of a basket of equity securities, a market index or a commodity. The interest and/or principal payments that may be made on a structured note may vary widely, depending on a variety of factors, including the volatility of the underlying reference asset. The performance results of structured notes will not replicate exactly the performance of the underlying reference asset that the notes seek to replicate. Issuers of structured notes can vary and may include corporations, banks, broker-dealers and limited purpose trusts or other vehicles. Structured notes may be exchange traded or traded OTC and privately negotiated.

At August 31, 2025, the aggregate value of such securities amounted to $184,028,279 and the value amounts to 79.4% of the net assets of the Fund.

Liquidity Risk – There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund’s structured notes and other investments are also subject to liquidity risk. Liquidity risk exists when investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Derivatives Risk – While the Fund will not invest directly in derivative instruments, many of the structured notes in which the Fund invests are linked to the performance of an underlying asset or index through a reference mechanism such as derivative contracts. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk (which may be heightened for highly customized derivatives), interest rate risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk, and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of derivatives may increase or accelerate the amount of taxes payable by common shareholders.

Options Risk – There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

Swaps Risk – Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

Futures Risk – The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested.

Booster Income Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

August 31, 2025

Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Adviser’s Incentive Fee Risk – The Investment Advisory Agreement entitle the Adviser to receive incentive compensation on income regardless of any capital losses. In such case, the Fund may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of the Fund’s portfolio or if the Fund incurs a net loss for that quarter. Any Incentive Fee payable by the Fund that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If there is a default related to a structured note or other investment held by the Fund on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the Incentive Fee will become uncollectible. The Adviser is not under any obligation to reimburse the Fund for any part of the Incentive Fee they received that was based on accrued income that the Fund never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in the Fund’s paying an Incentive Fee on income it never received.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Distributions from Real Estate Investment Trusts – Distribution from Real Estate Investment Trusts are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available.

Interest Income on Structured Notes – Interest from Structured notes is not accrued daily but is considered as part of the daily valuation and recorded as interest income when earned at the respective coupon payment date.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be filed in the Fund’s August 31, 2025, tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended August 31, 2025, the Fund did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed for the last three years.

Distributions to Shareholders – Distributions from investment income are declared and recorded on a daily basis and paid monthly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. All or a portion of a distribution may consist of return of capital, shareholders should not assume that the source of a distribution is net income.

Indemnification – The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these

Booster Income Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

August 31, 2025

arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – The Fund’s investment adviser is Booster Asset Management, LLC (the “Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser has engaged Brookstone Asset Management, LLC (the “Sub-Adviser”), a registered investment adviser under the Advisers Act, to provide ongoing research, recommendations, and portfolio management regarding the Fund’s investment portfolio. The Sub-Adviser is an affiliate of the Adviser.

Pursuant to the Investment Advisory Agreement between the Fund and the Adviser (the “Investment Advisory Agreement”), and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components — a base management fee and an incentive fee. The management fee is calculated and payable monthly in arrears at the annual rate of 1.25% of the Fund’s average daily total assets during such period. The incentive fee is calculated and payable quarterly in arrears in an amount equal to 15.0% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature, which allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser for any administrative services provided by the Adviser and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s Distribution Reinvestment Program (defined below)), reduced by amounts paid in connection with purchases of the Fund’s shares pursuant to the Fund’s quarterly repurchase policy.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

●	No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 1.50% per quarter (or an annualized rate of 6.00%);

●	100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.7647%. We refer to this portion of the Fund’s pre-incentive fee net investment income (that exceeds the hurdle rate but is less than or equal to 1.7647%) as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.7647% in any calendar quarter; and

●	15.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.7647% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (15.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser). See “Management of the Fund – Investment Adviser – Management and Incentive Fees.”

The Adviser has entered into a fee waiver agreement with the Fund under which it has agreed to waive or reduce its fees by 0.25% of the average daily net assets of the Fund through July 17, 2026, and may be terminated by the Board of Trustees at any time. The Advisor cannot recoup from the Fund any amounts paid by the Adviser under the fee waiver agreement. The Adviser and the Fund have also entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including all organizational and offering expenses, but excluding interest, brokerage commissions, incentive fees, acquired fund fees and expenses and extraordinary expenses), to the extent that such expenses exceed 1.95% per annum of the Fund’s average daily net assets attributable to Class Y shares (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may

Booster Income Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

August 31, 2025

not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. The Expense Limitation Agreement will remain until July 17, 2026, unless and until the Board approves its modification or termination. The Fund does not anticipate that the Board will terminate the Expense Limitation Agreement during this period. The Expense Limitation Agreement may be terminated only by the Board on 60 days’ written notice to the Adviser. After July 17, 2026, the Expense Limitation Agreement may be renewed at the Adviser’s discretion.

During the period ended August 31, 2025, 2025 the Adviser waived fees of $115,841, of which $115,841 are subject to recapture by the Adviser by August 31, 2027. During the period ended August 31, 2025 the Adviser voluntarily elected to waive a portion the incentive fee. The Adviser waived $609,041 of the Incentive Fee which is not subject to recapture.

Ultimus Fund Solutions, LLC (“UFS”) – UFS, provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Fund are also officers of UFS and are not paid any fees directly by the Fund for servicing in such capacities.

In addition, certain affiliates of UFS provide services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Distributor – The distributor of the Fund is Ultimus Fund Solutions, LLC (“UFS”), (the “Distributor”). The Board has adopted, on behalf of the Fund, a Shareholder Services Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. The Fund’s shares are offered for sale through the Distributor at NAV. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund shares. Class Y shares are not currently subject to a Distribution Fee.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the period ended August 31, 2025, the Distributor received $0 in underwriting commissions for sales of the Fund’s shares, of which $0 was retained by the principal underwriter or other affiliated broker-dealers.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended August 31, 2025, amounted to $209,000,000 and $24,814,043, respectively.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of control of the portfolio under section 2(a)(9) of the 1940 Act. As of August 31, 2025, Charles Schwab held 94.3% of the Fund and may be deemed to control the Fund.

Booster Income Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

August 31, 2025

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at August 31, 2025, was as follows:

Cost for Federal Tax purposes	$224,510,959

Unrealized Appreciation	$2,906,876
Unrealized Depreciation	$(707,280)
Tax Net Unrealized Depreciation	$2,199,596

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following fiscal period was as follows:

Fiscal Year Ended
August 31, 2025
Ordinary Income	$1,777,455
Long-Term Capital Gain	-
Return of Capital	1,984,766
$3,762,221

As of August 31, 2025, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Post October Loss and Late Year Loss	Capital Loss Carry Forwards	Other Book/Tax Differences	Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings/ (Accumulated Deficit)
$-	$-	$-	$-	$(8,935)	$2,199,596	$2,190,661

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to adjustments to unamortized portion of organization expenses for tax purposes.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, and amortization of organization cost, resulted in reclassifications for the Fund for the fiscal period ended August 31, 2025, as follows:

Paid In Capital	Distributable Earnings
$(12,015)	$12,015

8.	REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% and no more than 25% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

Booster Income Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

August 31, 2025

During the period ended August 31, 2025, the Fund completed two quarterly repurchase offers. In those offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The Fund may under officer approval increase the repurchase percentage above 5%. The results of those repurchase offers were as follows:

Class Y	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	March 19, 2025	June 20, 2025
Repurchase Request Deadline	April 30, 2025	July 31, 2025
Repurchase Pricing Date	April 30, 2025	July 31, 2025
Net Asset Value as of Repurchase Offer Date	$9.72	$10.01
Amount Repurchased	$344,879	$692,385
Percentage of Outstanding Shares Repurchased	0.58%	0.48%

9.	NEW ACCOUNTING PRONOUNCEMENTS

In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. Fund Management is evaluating the impacts of these changes on the Fund’s financial statements.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

taitweller.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Booster Income Opportunities Fund

Wheaton, Illinois

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Booster Income Opportunities Fund (the “Fund”), including the schedule of investments, as of August 31, 2025, the related statement of operations, the statements of changes in net assets, and the financial highlights for the period November 15, 2024 (commencement of operations) through August 31, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2025, the results of its operations, the changes in its net assets, and the financial highlights for the period November 15, 2024 (commencement of operations) through August 31, 2025, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2024.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 30, 2025

Booster Income Opportunities Fund

TRUSTEES AND OFFICERS (Unaudited)

August 31, 2025

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Name and Year of Birth	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Mary Moran Zeven 1961	Independent Trustee, Chairwoman	Since July 2024	Director, Graduate Program in Banking and Financial Law, Boston University School of Law (2019-2022); Senior Vice President and Senior Managing Counsel, State Street Bank and Trust Company (a custodial bank, fund administrator and accounting agent) (2000-2019)	1	Trustee, M Funds Inc. (2019-present); Trustee, Wisdom Tree Digital Trust (2022-present); Trustee, Beacon Pointe Multi-Alternative Fund (2024-present); Trustee, 83 Investment Group Income Fund (2025-present); Trustee, Private Debt & Income Fund (2025-present); Trustee, Sardis Credit Opportunities Fund (2025-present)
Carrie Schoffman 1973	Independent Trustee	Since July 2024	Founder, CPA Concierge Services (tax planning and accounting services) (2020-present); Tax Accountant, Bree Beers & Associates, PC (2017-2021)	1

Trustee, Beacon Pointe Multi-Alternative Fund (2024-present); Trustee, 83 Investment Group Income Fund (2025-present); Trustee, Private Debt & Income Fund (2025-present); Trustee, Sardis Credit Opportunities Fund (2025-present); Trustee, Tortoise Capital Series Trust (2024-present); Trustee, Tortoise Sustainable & Social Impact Term Fund (2025-present); Trustee, Tortoise Energy Infrastructure Corporation (2025-present)

Booster Income Opportunities Fund

TRUSTEES AND OFFICERS (Unaudited)(Continued)

August 31, 2025

Name and Year of Birth	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Clifford Schireson 1953	Independent Trustee	Since July 2024	Board of Governors, San Diego City Employees’ Retirement System (2019-present); Board of Governors, San Diego Foundation (2017-2025); Director of Institutional Services, Brandes Investment Partners, LP (an investment advisory firm) (2004-2017)	1

Trustee, Ultimus Managers Trust (2019-present); Trustee, Beacon Pointe Multi-Alternative Fund (2024-present); Trustee, 83 Investment Group Income Fund (2025-present); Trustee, Private Debt & Income Fund (2025-present); Trustee, Sardis Credit Opportunities Fund (2025-present)

Other Officers
Dean Zayed 1972	President and Principal Executive Officer	Since July 2024	Founder and CEO, Brookstone Capital Management (2006-Present); Principal Attorney, Perkins & Zayed, The Estate and Trust Law Group (1999-Present), President, PRIZM Financial Advisors (2000-Present)	n/a	n/a

Booster Income Opportunities Fund

TRUSTEES AND OFFICERS (Unaudited)(Continued)

August 31, 2025

Name and Year of Birth	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Jessica Chase 1970	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Since July 2024

SVP, Mutual Fund Business Development and Administration, Apex Group (formerly Atlantic Fund Services) (2008-2021); Interested Trustee Forum Funds (2018-2022); Interested Trustee Forum Funds II and U.S. Global Investors Funds (2019-2022); Director, Mutual Fund Operations, Apex Group (2022-2023); SVP Relationship Management, Ultimus Fund Solutions (2023-present)

				n/a	n/a
Chad Bitterman 1972	Chief Compliance Officer	Since July 2024	Compliance Officer, Northern Lights Compliance Services, LLC (2010-present)	n/a	n/a
Timothy Shaloo 1970	Anti-Money Laundering Compliance Officer	Since July 2024	AVP, Compliance Officer, Northern Lights Compliance Services, LLC (2015-present)	n/a	n/a

Booster Income Opportunities Fund

TRUSTEES AND OFFICERS (Unaudited)(Continued)

August 31, 2025

Name and Year of Birth	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Kent Barnes 1968	Secretary	Since July 2024

Chief Compliance Officer, Rafferty Asset Management, LLC (2016-2018); Vice President, U.S. Bancorp Fund Services, LLC (2018-2023); Vice President and Senior Management Counsel, Ultimus Fund Solutions, LLC, (2023-present)

				n/a	n/a
Jack Pfirrman 1993	Assistant Secretary	Since July 2024	Associate Counsel, Orphanides and Toner, LLP (2021-2022); Associate Legal Counsel, Ultimus fund Solutions, LLC (2022-Present); Student, Villanova University Charles Widger School of Law (2017-2020)	n/a	n/a
James Colantino 1969	Assistant Treasurer	Since July 2024

Senior Vice President Fund Administration, Ultimus Fund Solutions, LLC (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017)

				n/a	n/a

Booster Income Opportunities Fund

TRUSTEES AND OFFICERS (Unaudited)(Continued)

August 31, 2025

Name and Year of Birth	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Brian Curley 1976	Assistant Treasurer	Since July 2024

Vice President, Ultimus Fund Solutions, LLC (2020-present); Vice President, Gemini Fund Services, LLC (2015-2020), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008)

				n/a	n/a

*	The term of office for each Trustee and officer listed above will continue indefinitely.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-833-510-8133.

PRIVACY NOTICE

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■	Social Security number	■	Purchase History
	■	Assets	■	Account Balances
	■	Retirement Assets	■	Account Transactions
	■	Transaction History	■	Wire Transfer Instructions
	■	Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons chosen to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1- (631) 490-4300

Who we are
Who is providing this notice?	The Fund
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?	We collect your personal information, for example, when you
	■	Open an account
	■	Provide account information
	■	Give us your contact information
	■	Make deposits or withdrawals from your account
	■	Make a wire transfer
	■	Tell us where to send the money
	■	Tells us who receives the money
	■	Show your government-issued ID
	■	Show your driver’s license
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	■	Sharing for affiliates’ everyday business purposes – information about your creditworthiness
	■	Affiliates from using your information to market to you
	■	Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	■	The Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies
	■	The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	■	The Fund does not jointly market.

Investment Adviser

Booster Asset Management, LLC

1745 S Naperville Road, Suite 200

Wheaton, IL 60189

Investment Sub-Adviser

Brookstone Asset Management, LLC

1745 S Naperville Road, Suite 200

Wheaton, IL 60189

Administrator

Ultimus Fund Solutions, LLC

225 Pictoria Drive Suite 450

Cincinnati, OH 45246

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-833-510-8133 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-PORT is available without charge, upon request, by calling 1-833-510-8133.

Booster-AR25

(b)	Not applicable

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	N/A

(c)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(d)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(e)	N/A

(f)	See Item 19(a)(1)

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that Anthony J. Hertl is an audit committee financial experts, as defined in Item 3 of Form N-CSR. Anthony J. Hertl is independent for purposes of this Item.

(a)(2)	Not applicable.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

	2025	$20,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

2025	$5,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees. The aggregate fees billed in last fiscal year for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended August 31, 2025.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the fiscal year ended August 31, 2025 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Investments.

The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable – Closed-End Fund

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 1

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A.	Responsibility of Brookstone Asset Management (“BAM”) to Vote Proxies – BAM’s Proxy Voting Policies and Principles

BAM serves as investment advisor to the FormulaFolios US Equity Fund, the FormulaFolios US Equity Portfolio under the Northern Lights Fund Trust II, and the Booster Income Opportunities Fund, an interval fund. BAM’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of BAM’s organization, including portfolio management, legal counsel, and BAM’s officers. The Board of Managers of BAM will approve the proxy voting policies and procedures annually.

B.	How BAM Votes Proxies - Fiduciary Considerations

BAM does not consider recommendations from any other third party to be determinative of BAM’s ultimate decision. As a matter of policy, the officers, directors and employees of BAM will not be influenced by outside sources whose interests conflict with the interests of BAM’s Clients.

C.	Conflicts of Interest

All conflicts of interest will be resolved in the interests of BAM’s Clients. In situations where BAM perceives a material conflict of interest, BAM will disclose the conflict to the relevant BAM’s Clients. In these cases, BAM will defer to the voting recommendations of an independent third party provider of proxy services, send the proxy directly to the relevant BAM’s Clients for a voting decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of BAM’s Clients.

D.	Weight Given Management Recommendations

One of the primary factors BAM considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor which BAM considers in determining how proxies should be voted.

However, BAM does not consider recommendations from management to be determinative of BAM’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and BAM will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

E.	General Proxy Voting Guidelines

BAM has adopted general guidelines for voting proxies as summarized below. Although these guidelines are to be followed as a general policy, in all cases each proxy will be considered based on the relevant facts and circumstances. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can BAM anticipate all future situations. Corporate governance issues are diverse and continually evolving and BAM devotes significant time and resources to monitor these changes.

The following guidelines reflect what BAM believes to be good corporate governance and behavior:

●	Board of Managers. The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. BAM supports an independent board of managers, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. BAM will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of managers. While generally in favor of separating Chairman and CEO positions, BAM will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance.

●	Ratification of Auditors. In light of several high profile accounting scandals, BAM will closely scrutinize the role and performance of auditors. On a case-by-case basis, BAM will examine proposals relating to non-audit relationships and non-audit fees. BAM will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

●	Management & Director Compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. BAM evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. BAM will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans, and will continue to closely monitor any future developments in this area.

●	Anti-Takeover Mechanisms and Related Issues. BAM generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, BAM conducts an independent review of each anti-takeover proposal.

●	Changes to Capital Structure. BAM realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. BAM will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. BAM will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. BAM will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. BAM will review proposals seeking preemptive rights on a case-by-case basis.

●	Mergers and Corporate Restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. BAM will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

●	Social and Corporate Policy Issues. As a fiduciary, BAM is primarily concerned about the financial interests of its BAM’s Clients. BAM will generally give management discretion with regard to social, environmental and ethical issues although BAM may vote in favor of those issues that are believed to have significant economic benefits or implications.

F.	Proxy Procedures

BAM is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, BAM understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, BAM will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which BAM cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, BAM may refrain from processing that vote. Additionally, BAM may not be given enough time to process the vote. For example, BAM may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if BAM has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although BAM may hold shares on a company’s record date, should it sell them prior to the company’s meeting date, BAM ultimately may decide not to vote those shares.

The following describes the standard procedures that are to be followed with respect to carrying out BAM’s proxy policy:

1.	BAM will identify all clients, maintain a list of those clients, and indicate those clients who have delegated proxy voting authority to BAM. BAM will periodically review and update this list.

2.	In determining how to vote, the relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, and any readily available information and research about the company.

3.	BAM is responsible for maintaining the documentation that supports Company’s voting position. Such documentation will include, but is not limited to, any information provided by proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported or did not support management and any other relevant information. Additionally, BAM may include documentation obtained from the research analyst, portfolio manager and/or legal counsel.

4.	BAM will prepare reports for each client that has requested a record of votes cast. The report will specify the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. BAM will send one copy to the client, will retain a copy in the client’s file and will forward a copy to the appropriate portfolio manager.

5.	BAM will ensure that all required disclosure about proxy voting of the investment BAM’s clients is made in such clients’ disclosure documents.

6.	Periodically, BAM will verify that:

●	All annual proxies for the securities held by Company Clients have been received;

●	Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

●	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and timely filings were made with the SEC related to proxy voting.

G.	Proxies for Other Investment Companies

BAM serves as investment adviser to open-end investment companies established as exchange traded funds (“ETFs”) under the Northern Lights Fund Trust IV (“ETF Client”). The ETF Client may make investments in other investment companies that are not affiliated (“Underlying Funds”). The ETF Client is required by the 1940 Act to handle proxies received from Underlying Funds in a certain manner. Subject to participation agreements with certain Underlying ETF issuers that have received exemptive orders from the SEC allowing investing funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the 1940 Act, BAM will mirror vote proxies when required to do so by participation agreements and SEC orders. Specifically, when the ETF clients, BAM, any person controlling, controlled by, or under common control with BAM, and any 3(c)(1) or 3(c)(7)fund managed by BAM (the “Advisory Group”) hold, in the aggregate, 25% or more of the shares of the Underlying Fund, such shares will be voted in the same proportion as the vote of all other holders of shares of the Fund. After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

If an ETF Client invests in Underlying Funds that do not have an exemptive order allowing investing funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the 1940 Act, BAM will mirror vote proxies received from the Underlying Fund in order to rely on Section 12(d)(1)(F).

H.	Recordkeeping

BAM is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information.

The Chief Compliance Officer and the Institutional Projects Manager is responsible for ensuring that all proxies received by BAM are voted in a timely manner and in a manner consistent with the established BAM’s policies. Although the majority of proxy proposals can be handled in accordance with BAM’s established proxy policies, BAM recognizes that some proposals require special consideration that may dictate that exceptions are made to its general procedures.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

The Fund’s investment adviser is Booster Asset Management, LLC (the “Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser has engaged Brookstone Asset Management, LLC (the “Sub-Adviser”), a registered investment adviser under the Advisers Act, to provide ongoing research, recommendations, and portfolio management regarding the Fund’s investment portfolio. The Sub-Adviser is an affiliate of the Adviser.

Dean Zayed, Matt Lovett, Mark DiOrio, and Alex Bobin, are the Fund’s portfolio managers (“Portfolio Managers”) and oversee the day-to-day investment operations of the Fund. The biographical information for Mr. Zayed, Mr. Lovett, Mr. DiOrio, and Mr. Bobin is presented below.

Dean Zayed has been the founder and Chief Executive Officer of the Advisor since 2024 and the Sub-Advisor since 2006 Dean received his BA in economics from Northwestern University where he completed the Business Institutions Programs, the Undergraduate Leadership Program and was a member of the Omicron Delta Epsilon Economics Honor Society. He received his JD from Northwestern University School of Law and his master’s degree in taxation (LLM) from Chicago-Kent College of Law. Dean is a Certified Financial Planner (CFP) and holds the Illinois insurance license for life, health and long-term care.

Matt Lovett joined the adviser as Chief Compliance Officer in 2013 and has over twenty years of comprehensive compliance experience. He received a BA in economics from the University of Maryland.

Mark DiOrio is the Chief Investment Officer of the Sub-Advisor and has lead the Investment Committee of the Sub-Advisor since 2015. Mark has more than 20 years of investment industry experience, including 15 years of multi-asset class portfolio management. Mark received his MBA from Benedictine University, his BA from Eastern Illinois University and is a Charter Financial Analyst. He is a member of the CFA Institute and CFA Society of Chicago.

Alex Bobin has been the Head of Portfolio Strategy and Structured Solutions at the Sub-Advisor since 2023 He joined the firm as Senior Investment Analyst in 2019. He has extensive cross-industry experience spanning financial services, real estate, technology, and insurance. Alex received his MBA from the University of Chicago Booth School of Business. He is a Chartered Financial Analyst and a member of the CFA Institute and CFA Institute of Chicago.

Mr. Lovett, Mr. DiOrio, and Mr. Bobin is each compensated through a combination of base salary, retirement benefits, and discretionary bonus from the Sub-Advisor. The discretionary bonus is partly based on the Fund’s pre-tax performance over a rolling one-year period measured against the Fund’s hurdle rate for the incentive fee. Mr. Zayed’s compensation varies with the general success of the Advisor and Sub-Advisor as firms due to his ownership interest in both firms. Mr. Zayed is also paid a discretionary bonus based on the profitability of the Advisor, Sub-Advisor, and the Fund.1

As of August 31, 2025, Dean Zayed, Matt Lovett, Mark DiOrio, and Alex Bobin were responsible for the management of the following types of accounts in addition to the Fund1:

Mr. Dean Zayed

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Based Fee	Total Assets By Account Subject to a Performance Fee
Registered Investment Companies	8	$579.7M	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	65,043	$11.930B	0	$0

Mr. Matt Lovett

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Based Fee	Total Assets By Account Subject to a Performance Fee
Registered Investment Companies	8	$579.7M	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	65,043	$11.930B	0	$0

Mr. Mark DiOrio

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Based Fee	Total Assets By Account Subject to a Performance Fee
Registered Investment Companies	8	$579.7M	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	65,043	$11.930B	0	$0

Mr. Alex Bobin

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Based Fee	Total Assets By Account Subject to a Performance Fee
Registered Investment Companies	8	$579.7M	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	65,043	$11.930B	0	$0

[1]	Each of the accounts listed are jointly managed by the Portfolio Managers.

Because the Portfolio Managers may manage assets for other registered investment companies (“Client Accounts”) or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, affiliates of the Sub-Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee the SubAdviser receives from the Adviser. In those instances, a portfolio manager may have an incentive to favor the Client Accounts over the Fund. Notwithstanding the difference in principal investment strategies between the Fund and the Client Accounts, the Sub-Adviser has various policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

As of August 31, 2025, Mr. Zayed, Mr. Lovett, Mr. DiOrio, and Mr. Bobin owned the following amounts in the Fund stated as one of the following ranges:

Portfolio Manager	Dollar Range of Shares Owned
Mr. Dean Zayed	Over $1M
Mr. Matt Lovett	None
Mr. Mark DiOrio	None
Mr. Alex Bobin	None

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable

(b)	Not applicable

Item 19. Exhibits.

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers. Exhibit 99.CODE

(a)(2)	Not applicable

(a)(3)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto. Exhibit 99. CERT

(a)(4)	Not applicable

(b)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust Name:	Booster Income Opportunities Fund

By	/s/ Dean Zayed
Dean Zayed Principal Executive Officer/President

Date:	11/10/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Dean Zayed
Dean Zayed Principal Executive Officer/President

Date:	11/10/2025

By	/s/ Jessica Chase
Jessica Chase Principal Financial Officer/Treasurer

Date:	11/10/2025